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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported):    March 21, 2002
                                                           ------------------

                        CHILDTIME LEARNING CENTERS, INC.
                        --------------------------------
             (Exact name of registrant as specified in its Charter)


       Michigan                       0-27656                   38-3261854
----------------------------     ---------------            --------------------
(State or other jurisdiction        (Commission                (IRS Employer
    of incorporation)               File Number)             Identification No.)



38345 West 10 Mile Road, Suite 100, Farmington Hills, Michigan       48335
--------------------------------------------------------------    ------------
            (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code         (248) 476-3200
                                                       ------------------------

                                 Not applicable
          (Former name or former address, if changed since last report)

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ITEMS 1-4.        NOT APPLICABLE.

ITEM 5.           OTHER EVENTS.

         On March 21, 2002, Childtime Learning Systems, Inc. (the "Company") issued the press release attached hereto as Exhibit 99, announcing the termination of the proposed acquisition transaction with Tutor Time Learning Systems, Inc. The information contained in the press release is incorporated herein by reference.

ITEM 6.           NOT APPLICABLE.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (a) -- (b)        Not applicable.

         (c)               Exhibits

                           99   Press Release dated March 21, 2002.

ITEM 8.           NOT APPLICABLE.









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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CHILDTIME LEARNING CENTERS, INC.

Date: March 26, 2002                   By: /s/ Leonard C. Tylka
                                           -------------------------------------
                                           Leonard C. Tylka
                                           Its:  Interim Chief Financial Officer
                                                   and Treasurer








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                                INDEX TO EXHIBITS


EXHIBIT NO.            DESCRIPTION

Exhibit 99             Press Release issued by Childtime Learning Centers, Inc.
                       dated March 21, 2002